UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025 (August 5, 2025)

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41123	86-3125132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Michigan Avenue Suite 700 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 809-7002

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	REFI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2025, Chicago Atlantic Lincoln, LLC (“CAL”), a Delaware limited liability company and a wholly-owned financing subsidiary of Chicago Atlantic Real Estate Finance, Inc. (the “Company”), entered into the First Amendment to the Sixth Amended and Restated Loan and Security Agreement (the “August 2025 Amendment”) by and among CAL and other borrowers from time to time party thereto, as the borrower (the “Borrowers”), and the various financial institutions party thereto, as lenders (the “Lenders”) related to its secured revolving credit facility (the “Revolving Loan”).

The August 2025 Amendment amends the Sixth Amended and Restated Loan and Security Agreement, dated September 30, 2024 (the “Sixth Amended and Restated LSA”), to extend the contractual maturity date from June 30, 2026 to June 30, 2028. The Company retained its option to extend the term of the Revolving Loan for an additional one-year period, provided no events of default exist and the Company provides 365 days’ notice of the extension pursuant to the Sixth Amended and Restated LSA. No other material terms of the Sixth Amended and Restated LSA were modified as a result of the execution of the August 2025 Amendment.

On August 7, 2025, the Company issued a press release announcing the closing of the August 2025 Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

 On August 7, 2025, Chicago Atlantic Real Estate Finance, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2025. The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth under this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On August 7, 2025, the Company disseminated a presentation to be used in connection with its conference call to discuss its financial results for the second quarter ended June 30, 2025, which will be held on Thursday, August 7, 2025, at 9:00 a.m. (eastern time). A copy of the presentation has been posted to the Company’s Investor Relations page of its website and is included herewith as Exhibit 99.2, and by this reference incorporated herein.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.7	First Amendment to the Sixth Amended and Restated Loan and Security Agreement, dated as of August 5, 2025, among Chicago Atlantic Lincoln, LLC, Chicago Atlantic Real Estate Finance, Inc., the other Persons from time to time party thereto, as borrowers; and the financial institutions party thereto, as Lenders (incorporated by reference to Exhibit 10.7 of the Quarterly Report on Form 10-Q, filed on August 7, 2025).
99.1	Press release dated August 7, 2025.
99.2	Second Quarter 2025 Earnings Supplemental Presentation dated August 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: August 7, 2025	By:	/s/ Peter Sack
Peter Sack, Co-Chief Executive Officer

2